PHOENIX-EUCLID MARKET NEUTRAL FUND

                         Supplement dated May 1, 1999 to
               Prospectus dated November 30, 1998, as supplemented
                      December 16, 1998 and March 1, 1999

         As of May 1, 1999, certain aspects of the operations of Phoenix-Euclid Market Neutral Fund as described in the current Prospectus have been revised as described below.

CLASS A SHARES CONTINGENT DEFERRED SALES CHARGE. In the first footnote under the Fee Table on page 3 and in the note under the table at the top of page 10, the reference to "18 months" is changed to "12 months."

CLASS B AND C SHARES--WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The second paragraph under "Contingent Deferred Sales Charge (CDSC)" on page 9 is replaced entirely by the following:

       The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70-1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
     (e) from certain other Class A and Class C Share retirement plans; (f) from the Merrill Lynch Daily K Plan invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (g) based on the exercise of exchange privileges among Class B and C Shares of this Fund and any other Phoenix-Zweig Fund; (h) based on any direct rollover transfer of shares from an established Fund qualified plan into another Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (i) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Shareholders between the ages of 59-1/2 and 70-1/2 receiving a CDSC waiver on distributions under retirement plans described in condition
     (c) above prior to May 1, 1999 will continue to receive the waiver.

DEALER COMMISSIONS. The schedule of commissions paid to dealers on certain purchases as described in the first paragraph on page 10 has been revised to:

         Amount Purchased                     Dealer's Commission
                                         (as a percentage of purchase)
         $1,000,000 to $3,000,000                    1.00%
         $3,000,000 to $6,000,000                    0.50%
         Amount over $6,000,000                      0.25%

CUMULATIVE DISCOUNTS. The first sentence under the heading "Cumulative Quantity Discounts on Class A Shares" on page 10 is replaced by the following: "A new purchase may be combined with all shares you already own of the Fund and any other Phoenix-Zweig Fund to qualify for a discount."

LETTER OF INTENT. The information under the heading "Quantity Discounts Through a Letter of Intention" on page 10 is modified to apply to purchases of all classes of shares of the Fund and any other Phoenix-Zweig Fund. The provision allowing backdating of a Letter of Intention is deleted. Additionally, the reference to Zweig Securities Corp. is deleted.

MINIMUM INVESTMENTS. The information contained in the table under the heading "How to Invest in the Fund" at the top of page 12 is replaced by the following:

       Minimum Initial Investments. For Class A, Class B and Class C Shares, the minimum initial investment is $500, except there is a minimum initial investment of $25 required for individual retirement accounts (IRAs), or accounts that use the systematic exchange privilege. There is no initial dollar requirement for defined contribution plans, profit sharing plans, or employee benefit plans. There also is no minimum for reinvesting dividends and capital gains into another account.
       Minimum Subsequent Investments. For Class A, Class B and Class C Shares, the minimum subsequent investment is $25, except there is no minimum subsequent investment for defined contribution plans, profit-sharing plans, or employee benefit plans. There also is no minimum for reinvesting dividends and capital gains into an existing account.
       For Class I Shares, the minimum initial investment is $1,000,000. There is no minimum subsequent investment.

SIGNATURE GUARANTEE REQUIREMENTS. The information under the third bullet under the heading "Selling your Shares by Mail through the Transfer Agent" on page 13 is modified to require a signature guarantee only on sales of over $50,000.

SELLING SHARES BY TELEPHONE. The information in the first paragraph after the bullet under the heading "Selling your Shares By Telephone Through the Transfer Agent" is revised to change the maximum for telephone redemptions to $50,000. In the second paragraph in the same section, the minimum redemption amount for proceeds to be wired to a bank is changed to $500.

REINSTATEMENT PRIVILEGE. The information under the heading "Reinstatement Privilege" on page 13 is replaced by the following:

       For 180 days after you have made a partial or complete redemption of your Class A, Class B, or Class C Shares, you can purchase Class A Shares of the Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P. O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

SYSTEMATIC CASH WITHDRAWAL PROGRAMS. The information under the heading "Systematic Cash Withdrawal Program" on page 13 is modified to allow redemptions to occur on a monthly, quarterly, semiannual or annual basis. Additionally, the following limitations apply:

       Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of these limits shortly after purchase.

MINIMUM ACCOUNT SIZE. The information under the heading "Minimum Account Size" on page 14 is modified to require a minimum account balance of $200.

EXCHANGE PRIVILEGE. The first sentence under the heading "Exchange Privilege" on page 14 is replaced with the following: "You can exchange shares of the Fund for shares of the same class of any other fund of the Phoenix-Zweig Trust at their respective net asset values." No exchanges may currently be made between the Fund and other Phoenix Funds.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.

PXP 1205A (5/99)